                                                                    EXHIBIT 99.5

CASE NAME:        KEVCO COMPONENTS, INC.                           ACCRUAL BASIS

CASE NUMBER:      401-40790-BJH-11

JUDGE:            BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: APRIL 30, 2002
                                        --------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ WILFORD W. SIMPSON                                          TREASURER
------------------------------                             ---------------------
Original Signature of Responsible Party                           Title

WILFORD W. SIMPSON                                             MAY 30, 2002
------------------------------                             ---------------------
Printed Name of Responsible Party                                  Date


PREPARER:

/s/ DENNIS S. FAULKNER                                     ACCOUNTANT FOR DEBTOR
------------------------------                             ---------------------
Original Signature of Preparer                                     Title

DENNIS S. FAULKNER                                             MAY 30, 2002
------------------------------                             ---------------------
Printed Name of Preparer                                           Date

CASE NAME:        KEVCO COMPONENTS, INC.                       ACCRUAL BASIS - 1

CASE NUMBER:      401-40790-BJH-11

COMPARATIVE BALANCE SHEET

                                                                 SCHEDULED          MONTH
ASSETS                                                            AMOUNT            APR-02          MONTH        MONTH
------                                                            ------            ------          -----        -----
1.  Unrestricted Cash                                                  134                  0
2.  Restricted Cash
3.  Total Cash                                                         134                  0
4.  Accounts Receivable (Net)
5.  Inventory
6.  Notes Receivable
7.  Prepaid Expenses
8.  Other (Attach List)                                                  0                  0
9.  Total Current Assets                                               134                  0
10. Property, Plant & Equipment
11. Less: Accumulated Depreciation/Depletion
12. Net Property, Plant & Equipment                                      0                  0
13. Due From Insiders
14. Other Assets - Net of Amortization (Attach List)                     0                  0
15. Other (Attach List)                                         27,217,768         27,217,768
16. Total Assets                                                27,217,902         27,217,768

POST PETITION LIABILITIES

17. Accounts Payable
18. Taxes Payable
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List)                                                                     0
23. Total Post Petition Liabilities                                                         0

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                                     75,885,064         13,768,129
25. Priority Debt
26. Unsecured Debt
27. Other (Attach List)                                        157,389,954        157,391,764
28. Total Pre Petition Liabilities                             233,275,018        171,159,893
29. Total Liabilities                                          233,275,018        171,159,893

EQUITY

30. Pre Petition Owners' Equity                                                 (206,057,116)
31. Post Petition Cumulative Profit Or (Loss)                                          21,221
32. Direct Charges To Equity (Attach Explanation) (FOOTNOTE)                       62,093,770
33. Total Equity                                                                (143,942,125)
34. Total Liabilities and Equity                                                   27,217,768

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        KEVCO COMPONENTS, INC.                         SUPPLEMENT TO

CASE NUMBER:      401-40790-BJH-11                             ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                                SCHEDULED           MONTH
ASSETS                                                           AMOUNT             APR-02          MONTH        MONTH
------                                                           ------             ------          -----        -----
A.
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 8                                             0                  0

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF
AMORTIZATION -  LINE 14                                                  0                  0

A.  Investment In Subsidiaries                                  27,217,768         27,217,768
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 15                                   27,217,768         27,217,768

POST PETITION LIABILITIES
A.
B.
C.
D.
E.
TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                                                      0

PRE PETITION LIABILITIES
A.  Intercompany Payables (FOOTNOTE)                            28,889,954         28,891,764
B.  10 3/8% Senior Sub. Notes                                  105,000,000        105,000,000
C.  Sr. Sub. Exchangeable Notes                                 23,500,000         23,500,000
D.
E.
TOTAL OTHER PRE PETITION
LIABILITIES -  LINE 27                                         157,389,954        157,391,764

CASE NAME:        KEVCO COMPONENTS, INC.                       ACCRUAL BASIS - 2

CASE NUMBER:      401-40790-BJH-11

INCOME STATEMENT
                                          MONTH                           QUARTER
REVENUES                                  APR-02     MONTH      MONTH      TOTAL
--------                                  ------     -----      -----      -----

1.  Gross Revenues                                                              0
2.  Less: Returns & Discounts                                                   0
3.  Net Revenue                                0                                0

COST OF GOODS SOLD

4.  Material                                                                    0
5.  Direct Labor                                                                0
6.  Direct Overhead                                                             0
7.  Total Cost Of Goods Sold                   0                                0
8.  Gross Profit                               0                                0

OPERATING EXPENSES

9.  Officer / Insider Compensation                                              0
10. Selling & Marketing                                                         0
11. General & Administrative                                                    0
12. Rent & Lease                                                                0
13. Other (Attach List)                        0                                0
14. Total Operating Expenses                   0                                0
15. Income Before Non-Operating
    Income & Expense                           0                                0

OTHER INCOME & EXPENSES

16. Non-Operating Income (Att List)                                             0
17. Non-Operating Expense (Att List)                                            0
18. Interest Expense                                                            0
19. Depreciation / Depletion                                                    0
20. Amortization                                                                0
21. Other (Attach List)                                                         0
22. Net Other Income & Expenses                0                                0

REORGANIZATION EXPENSES

23. Professional Fees                                                           0
24. U.S. Trustee Fees                                                           0
25. Other (Attach List)                                                         0
26. Total Reorganization Expenses              0                                0
27. Income Tax                                                                  0
28. Net Profit (Loss)                          0                                0

This form     does  X  does not have related footnotes on Footnotes Supplement.
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CASE NAME:        KEVCO COMPONENTS, INC.                       ACCRUAL BASIS - 3

CASE NUMBER:      401-40790-BJH-11

CASH RECEIPTS AND                           MONTH                              QUARTER
DISBURSEMENTS                               APR-02      MONTH       MONTH       TOTAL
-------------                               ------      -----       -----       -----
1.  Cash - Beginning Of Month                    0                                   0

RECEIPTS FROM OPERATIONS

2.  Cash Sales                                   0                                   0

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition                                                                     0
4.  Post Petition                                                                    0
5.  Total Operating Receipts                     0                                   0

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)                                                   0
7.  Sale of Assets                                                                   0
8.  Other (Attach List)                                                              0
9.  Total Non-Operating Receipts                 0                                   0
10. Total Receipts                               0                                   0
11. Total Cash Available                         0                                   0

OPERATING DISBURSEMENTS

12. Net Payroll                                                                      0
13. Payroll Taxes Paid                                                               0
14. Sales, Use & Other Taxes Paid                                                    0
15. Secured / Rental / Leases                                                        0
16. Utilities                                                                        0
17. Insurance                                                                        0
18. Inventory Purchases                                                              0
19. Vehicle Expenses                                                                 0
20. Travel                                                                           0
21. Entertainment                                                                    0
22. Repairs & Maintenance                                                            0
23. Supplies                                                                         0
24. Advertising                                                                      0
25. Other (Attach List)                                                              0
26. Total Operating Disbursements                0                                   0

REORGANIZATION DISBURSEMENTS

27. Professional Fees                                                                0
28. U.S. Trustee Fees                                                                0
29. Other (Attach List)                                                              0
30. Total Reorganization Expenses                0                                   0
31. Total Disbursements                          0                                   0
32. Net Cash Flow                                0                                   0
33. Cash - End of Month                          0                                   0

This form     does  x  does not have related footnotes on Footnotes Supplement.
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CASE NAME:        KEVCO COMPONENTS, INC.                       ACCRUAL BASIS - 4

CASE NUMBER:      401-40790-BJH-11

                                            SCHEDULED       MONTH
ACCOUNTS RECEIVABLE AGING                    AMOUNT        APR-02       MONTH       MONTH
-------------------------                    ------        ------       -----       -----
1.  0 - 30
2.  31 - 60
3.  61 - 90
4.  91 +
5.  Total Accounts Receivable                       0           0
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net)                       0           0

AGING OF POST PETITION                                          MONTH:  April-02
TAXES AND PAYABLES                                                    ----------

                                             0 - 30       31 - 60     61 - 90        91 +
TAXES PAYABLE                                 DAYS         DAYS         DAYS         DAYS       TOTAL
-------------                                 ----         ----         ----         ----       -----
1.  Federal                                                                                         0
2.  State                                                                                           0
3.  Local                                                                                           0
4.  Other (Attach List)                                                                             0
5.  Total Taxes Payable                           0             0           0           0           0
6.  Accounts Payable                              0             0           0           0           0

STATUS OF POST PETITION TAXES                                   MONTH:  April-02
                                                                      ----------

                                        BEGINNING TAX      AMOUNT WITHHELD                         ENDING TAX
FEDERAL                                  LIABILITY *       AND/OR ACCRUED       (AMOUNT PAID)      LIABILITY
-------                                  -----------       --------------       -------------      ---------
1.  Withholding **                                                                                          0
2.  FICA - Employee **                                                                                      0
3.  FICA - Employer **                                                                                      0
4.  Unemployment                                                                                            0
5.  Income                                                                                                  0
6.  Other (Attach List)                                                                                     0
7.  Total Federal Taxes                             0                    0                  0               0

STATE AND LOCAL

8.  Withholding                                                                                             0
9.  Sales                                                                                                   0
10. Excise                                                                                                  0
11. Unemployment                                                                                            0
12. Real Property                                                                                           0
13. Personal Property                                                                                       0
14. Other (Attach List)                                                                                     0
15. Total State And Local                           0                    0                  0               0
16. Total Taxes                                     0                    0                  0               0

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  X  does not have related footnotes on Footnotes Supplement.
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CASE NAME:        KEVCO COMPONENTS, INC.                       ACCRUAL BASIS - 5

CASE NUMBER:      401-40790-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                MONTH:  April-02
                                                                      ----------

BANK RECONCILIATIONS                        Account # 1       Account # 2
--------------------                        ------------      -----------
A.  BANK:                                                                      Other Accounts       TOTAL
B.  ACCOUNT NUMBER:                                                            (Attach Sheet)
C.  PURPOSE (TYPE):
1.  Balance Per Bank Statement
2.  Add: Total Deposits Not Credited
3.  Subtract: Outstanding Checks
4.  Other Reconciling Items
5.  Month End Balance Per Books                                                           0              0
6.  Number of Last Check Written

INVESTMENT ACCOUNTS

                                             DATE OF        TYPE OF
BANK, ACCOUNT NAME & NUMBER                 PURCHASE       INSTRUMENT       PURCHASE PRICE       CURRENT VALUE
---------------------------                 --------       ----------       --------------       -------------
7.

8.

9.

10. (Attach List)

11. Total Investments                                                                    0                   0

CASH

12. Currency On Hand                                                                                         0
13. Total Cash - End of Month                                                                                0

This form     does  X  does not have related footnotes on Footnotes Supplement.
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CASE NAME:        KEVCO COMPONENTS, INC.                       ACCRUAL BASIS - 6

CASE NUMBER:      401-40790-BJH-11
                                                                MONTH:  APRIL-02
                                                                      ----------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                             TYPE OF       AMOUNT      TOTAL PAID
                 NAME                        PAYMENT       PAID        TO DATE
                 ----                        -------       ------      ----------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Insiders                               0              0

                                 PROFESSIONALS

                                    DATE OF
                                  COURT ORDER                                                  TOTAL
                                  AUTHORIZING       AMOUNT       AMOUNT      TOTAL PAID       INCURRED
                 NAME               PAYMENT        APPROVED       PAID        TO DATE         & UNPAID *
                 ----             -----------      --------      ------      ----------       ----------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To
    Professionals                                     0           0              0                0

     * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                          SCHEDULED        AMOUNTS         TOTAL
                           MONTHLY          PAID          UNPAID
                           PAYMENTS        DURING          POST
NAME OF CREDITOR             DUE            MONTH        PETITION
----------------          ---------        -------       --------
1.  Bank of America           0               0        13,768,129
2.
3.
4.
5.  (Attach List)
6.  TOTAL                     0               0        13,768,129

This form     does  X  does not have related footnotes on Footnotes Supplement.
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CASE NAME:        KEVCO COMPONENTS, INC.                       ACCRUAL BASIS - 7

CASE NUMBER:      401-40790-BJH-11
                                                                MONTH:  APRIL-02
                                                                      ----------

QUESTIONNAIRE

                                                                                                                YES       NO
                                                                                                                ---       --
1.  Have any Assets been sold or transferred outside the normal course of business this reporting period?                  X

2.  Have any funds been disbursed from any account other than a debtor in possession account?                              X

3.  Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                                X

4.  Have any payments been made on Pre Petition Liabilities this reporting period?                                         X

5.  Have any Post Petition Loans been received by the debtor from any party?                                               X

6.  Are any Post Petition Payroll Taxes past due?                                                                          X

7.  Are any Post Petition State or Federal Income Taxes past due?                                                          X

8.  Are any Post Petition Real Estate Taxes past due?                                                                      X

9.  Are any other Post Petition Taxes past due?                                                                            X

10. Are any amounts owed to Post Petition creditors delinquent?                                                            X

11. Have any Pre Petition Taxes been paid during the reporting period?                                                     X

12. Are any wage payments past due?                                                                                        X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

INSURANCE

                                                                                                                YES       NO
                                                                                                                ---       --
1.  Are Worker's Compensation, General Liability and other necessary insurance coverages in effect?               X
2.  Are all premium payments paid current?                                                                        X
3.  Please itemize policies below.


If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

Debtor has no employees and no operations.

                              INSTALLMENT PAYMENTS

TYPE OF POLICY          CARRIER                       PERIOD COVERED        PAYMENT AMOUNT & FREQUENCY
--------------          -------                       --------------        --------------------------
General Liability     Aon Risk Services               3/1/02-9/1/02           Semi-Annual    $98,598
D&O Liability         Great American Insurance     11/1/2001-10/31/2004       Annual         $64,657

This form     does  x  does not have related footnotes on Footnotes Supplement.
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CASE NAME:        KEVCO COMPONENTS, INC.                    FOOTNOTES SUPPLEMENT

CASE NUMBER:      401-40790-BJH-11                          ACCRUAL BASIS

                                                                MONTH:  April-02
                                                                      ----------

ACCRUAL
BASIS
FORM
NUMBER         LINE NUMBER     FOOTNOTE / EXPLANATION
-------       ------------     ----------------------
      1             24       The direct charges to equity are due to the secured
      1             32       debt reductions pursuant to sales of Kevco
                             Manufacturing L.P.'s operating divisions, the sale
                             of the South Region of Kevco Distribution LP, as
                             well as direct cash payments. The secured debt owed
                             to Bank of America by Kevco, Inc. (Case No.
                             401-40783-BJH-11) has been guaranteed by all of its
                             co-debtors (See Footnote 1,27A); therefore, the
                             secured debt is reflected as a liability on all of
                             the Kevco entities. The charge to equity is simply
                             an adjustment to the balance sheet.

      1             27A      Intercompany payables are to co-debtors Kevco
                             Management Co. (Case No. 401-40788-BJH-11), Kevco
                             Distribution, LP (Case No. 401-40789-BJH-11), Kevco
                             Manufacturing, LP (Case No. 401-40784-BJH-11),
                             Kevco Holding, Inc. (Case No. 401-40785-BJH-11),
                             Kevco, Inc. (Case No. 401-40783-BJH-11), Kevco GP,
                             Inc. (Case No. 401-40786-BJH-11), and DCM Delaware,
                             Inc. (Case No. 401-40787-BJH-11).